UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 5, 2017
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2017, First Interstate BancSystem, Inc. (the “Company”) announced the appointment of Jodi Delahunt Hubbell, age 52, to serve as its Executive Vice-President and Chief Banking Officer - West, effective October 16, 2017. As previously announced, on May 30, 2017, the Company completed its acquisition of Cascade Bancorp, parent company of Bank of the Cascades, an Oregon-based community bank with 46 banking offices across Oregon, Idaho and Washington. Ms. Delahunt Hubbell is expected to oversee the Company's banking operations in these three states that are new to the Company. Bill Gottwals will continue to oversee the Company's banking operations located in Montana, Wyoming and South Dakota, as Executive Vice President and Chief Banking Officer - East.
Ms. Delahunt Hubbell will be entitled to annual base compensation of $300,000, a hiring bonus of $60,000, participation in the Company's incentive bonus plans, with the amount of bonuses based upon achievement of Company-wide goals, and additional benefits as are customarily offered to the Company's executives.
Ms. Delahunt Hubbell has over 30 years of banking experience, most recently as Executive Vice President and Director, Risk Management, for Zions Bancorporation in Salt Lake City, Utah since 2015. Prior to 2015, Ms. Hubbell was Chief Executive Officer and President of The Commerce Bank of Oregon from 2012 - 2015, Chief Financial Officer, Chief Operating Officer and Corporate Secretary of The Commerce Bank of Oregon from 2007-2012, a Small Business Loan Center Senior Vice President and Manager at U.S. Bank from 2002 - 2007, and Vice President of Sales and Service at Centennial Bank from 2000-2002. She was a Senior Consultant and Team Leader for BenchMark Consulting International from 1997-2000.
Cautionary Note Regarding Forward-Looking Statements
This current report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including the possibility that Ms. Delahunt Hubbell may not begin her new role when expected or at all. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
A copy of the press release announcing this appointment is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 5, 2017, announcing the appointment of Jodi Delahunt Hubbell as Chief Banking Officer West of the Company.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 5, 2017

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 5, 2017, announcing the appointment of Jodi Delahunt Hubbell as Chief Banking Officer West of the Company.